Exhibit 19

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

Ford Credit Auto Owner Trust 2003-A
Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               7

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.157%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.167%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.197%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.517%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,274,443.65                  $146.37           $9,274,590.02
  Repurchased Loan Proceeds Related to Interest                           9,361.78                     0.00                9,361.78
                                                                          --------                     ----                --------
      Total                                                          $9,283,805.43                  $146.37           $9,283,951.80
  Servicer Advances:
  Principal Advances                                                         $0.00                $1,252.32               $1,252.32
  Interest Advances                                                   1,977,489.14                   162.00            1,977,651.14
                                                                      ------------                   ------            ------------
      Total                                                          $1,977,489.14                $1,414.32           $1,978,903.46
  Principal:
  Principal Collections                                             $63,015,326.63                $5,699.34          $63,021,025.97
  Prepayments in Full                                                31,059,620.41                     0.00           31,059,620.41
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        280,766.50                     0.00              280,766.50
  Payahead Draws                                                              0.00                   155.26                  155.26
                                                                              ----                   ------                  ------
      Total                                                         $94,355,713.54                $5,854.60          $94,361,568.14
  Liquidation Proceeds                                                                                                $1,569,904.66
  Recoveries from Prior Month Charge-Offs                                                                                 18,885.10
                                                                                                                          ---------
      Total Principal Collections                                                                                    $95,950,357.90
  Principal Losses for Collection Period                                                                              $2,924,800.70
  Total Regular Principal Reduction                                                                                  $97,287,621.16
  Total Collections                                                                                                 $107,213,213.16

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $107,213,213.16
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $107,213,213.16



                                                          Page 1
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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               7

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,154,487.00        $2,154,487.00                $0.00
   Amount per $1,000 of Original Balance               0.70                 0.70                 0.00
  Net Swap Payment, Tranche A2 B                 $222,237.07
  Net Swap Payment, Tranche A3 B                 $221,403.20
  Net Swap Payment, Tranche A4 B                 $249,019.38
  Net Swap Payment, Tranche B-2                   $48,814.80
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  852,012.32          852,012.32                   0.00                 0.00                0.00
   Class A2 B Notes                  628,723.39          628,723.39                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  286,371.80          286,371.80                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  217,466.45          217,466.45                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    48,656.03           48,656.03                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,384,821.24       $3,384,821.24                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,634,775.41       $3,634,775.41               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $100,682,476.30
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        26,271,724.86
   Regular Principal Distribution Amount     69,119,968.78
                                             -------------
      Principal Distribution Amount         $95,391,693.64
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       47,695,846.82
    Class A2 B Notes                                       47,695,846.82
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $95,391,693.64
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:              $95,391,693.64
  Collections Released to Seller                           $5,290,782.66
  Total Available for Distribution          $107,213,213.16
  Total Distribution (incl. Servicing Fee)  $107,213,213.16



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               7

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              74.52                    1.33                    75.86
  Class A2 B Notes                                              74.52                    0.98                    75.51
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.00                     1.00
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.03                     1.03
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.31                     1.31
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $31.80                   $1.13                   $32.93
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $31.18                   $1.19                   $32.37

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,404,664,480.20       0.8017088              $2,309,272,786.56        0.7699054
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             631,120,240.10       0.9861254                 583,424,393.28        0.9116006
  Class A2 B Notes                             631,120,240.10       0.9861254                 583,424,393.28        0.9116006
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,464,653,480.20       0.8055969              $2,369,261,786.56        0.7744171
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              43.99                                           43.17
  Remaining Number of Receivables                      161,600                                         158,578
  Portfolio Receivable Balance               $2,585,384,402.33                               $2,488,096,781.17

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $9,130,968.78
  Specified Credit Enhancement Amount                                                                        $24,880,967.81
  Yield Supplement Overcollateralization Amount                                                             $109,704,025.83
  Target Level of Overcollateralization                                                                     $118,834,994.61





                                                          Page 3

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               7

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,569,904.66
  Recoveries from Prior Month Charge-Offs                                                                                $18,885.10
  Total Principal Losses for Collection Period                                                                        $2,924,800.70
  Charge-off Rate for Collection Period (annualized)                                                                          0.62%
  Cumulative Net Losses for all Periods                                                                               $5,227,583.52


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,880                $29,357,410.64
  61-90 Days Delinquent                                                                           287                 $4,349,513.22
  91-120 Days Delinquent                                                                           84                 $1,461,104.18
  Over 120 Days Delinquent                                                                         71                 $1,281,483.22

  Repossesion Inventory                                                                           266                 $4,262,413.97


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.5134%
  Preceding Collection Period                                                                                               0.5232%
  Current Collection Period                                                                                                 0.6320%
  Three Month Average                                                                                                       0.5562%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2413%
  Current Collection Period                                                                                                 0.2787%
  Three Month Average                                                                                                       0.2344%




                                                          Page 4

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                      July, 2003
  Distribution Date                                                                                                       8/15/2003
  Transaction Month                                                                                                               7

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,366,546.41                     $3,140.43
  New Advances                                                                           1,957,080.01                      1,414.32
  Servicer Advance Recoveries                                                            1,883,688.06                         29.80
                                                                                         ------------                         -----
  Ending Servicer Advances                                                              $5,439,938.36                     $4,524.95

  Current Month Interest Advances for Prepaid Loans                                        $20,409.13                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                        $489.10
  Additional Payaheads                                                                                                         3.22
  Payahead Draws                                                                                                             301.63
                                                                                                                             ------
  Ending Payahead Account Balance                                                                                           $190.69

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